UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported)  AUGUST 15, 2002


                                  NYMAGIC, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

            NEW YORK                        1-11238              13-3534162
  ----------------------------          ---------------     ------------------
  (State or other jurisdiction            (Commission          (IRS Employer
        of incorporation                  File Number)       Identification No.)


    330 MADISON AVENUE, NEW YORK, NEW YORK                         10017
   ----------------------------------------                     ----------
   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code  212-551-0600
                                                  ------------------------------

        _________________________________________________________________
          (Former name or former address, if changed since last report)




ITEM 9.   REGULATION FD DISCLOSURE.

On August 14, 2002 NYMAGIC, INC. issued a press release concerning second quarter financial results and other recent events. The press release is attached hereto as an exhibit and is hereby incorporated in its entirety by reference.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  NYMAGIC, INC.
                                ----------------
                                  (REGISTRANT)


Date:    August 15, 2002

                                                   /s/ Thomas J. Iacopelli
                                                  ------------------------------
                                                  Thomas J. Iacopelli
                                                  (Chief Financial Officer)